2009
Strategy and Priorities
AGL Resources
2009 Analyst Meeting

John W. Somerhalder II
Chairman, President & CEO

April 14, 2009
New York, NY

AGL Resources 2009 Analyst Meeting
2009
Forward-Looking Statements
 Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” as defined in the Private
 Securities Litigation Reform Act of 1995. Forward-looking statements involve matters that are not historical facts and because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," “believe,” "can," "could," "estimate," "expect," "forecast," “future,” “goal,”
 "indicate," "intend," "may," “outlook,” "plan," "predict," "project,” "seek," "should," "target," "will," "would," or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe that our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations. Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products, impact of changes in state and federal legislation and regulation, including any changes related to climate change, actions taken by government agencies on rates and other matters, concentration of credit risk, utility and energy industry consolidation, impact of acquisitions and divestitures, direct or indirect effects on AGL Resources' business, financial condition or liquidity resulting from a change in our credit ratings, the credit ratings of our counterparties or competitors, or the continued disruption in the credit markets, interest rate fluctuations, financial market conditions and general economic conditions, uncertainties about environmental issues and the related impact of such issues, impacts of changes in weather upon the temperature-sensitive portions of the business, impacts of natural disaster such as hurricanes upon the supply or price of gas, acts of war or terrorism, and other factors which can be found in our filings with the
 Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake any obligation to update these statements to reflect subsequent changes.
 Management does not affirm or update earnings guidance during private and one-on-one meetings with investors, but only updates or confirms earnings guidance through public disclosure and filing with the commission. Earnings guidance is only effective as of the date it is given. The company further disclaims any duty to update its guidance.

AGL Resources 2009 Analyst Meeting
2009
Non-GAAP Measures
 Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations. EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.
 We also use EBIT internally to measure performance against budget and in reports for management and the Board of
 Directors. Projections of forward-looking EBIT are used in our internal budgeting process, and those projections are used in providing forward-looking business segment EBIT projections to investors. We are unable to reconcile our forward-looking EBIT business segment guidance to GAAP earnings per share because we do not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts. The impact of these items could be material to our operating results reported in accordance with GAAP.
 Operating margin is a non-GAAP measure calculated as revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers.
 EBIT and operating margin should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income or net income as determined in accordance with GAAP. In addition, the company's EBIT or operating margin may not be comparable to similarly titled measures of another company.
 Reconciliation of non-GAAP financial measures referenced in this presentation are available on the company’s website at www.aglresources.com under the Investor Relations section.

AGL Resources 2009 Analyst Meeting
2009
Today’s Agenda
8:30 - 9:15 a.m. -- Long-Term Objectives
   -- Business Overview and Strategies
   John W. Somerhalder II
   Chairman, President and CEO
9:15 - 10 a.m. Financial Update
   Andrew W. Evans
   Executive Vice President and Chief Financial Officer
10 - 10:15 a.m. Break
10:15 - 11 a.m. Regulatory Strategy
   Hank Linginfelter
   Executive Vice President, Utility Operations

AGL Resources 2009 Analyst Meeting
2009
2008 Achievements
• Execute our plan for long-term earnings and dividend growth
• Central to that plan is the execution of our regulatory strategy to recover investments to enhance infrastructure and improve
 customer service
• Position our utility businesses to prosper in an economic
 recovery
• Complete major capital projects on schedule and within budget
 (Golden Triangle Storage, Hampton Roads Crossing, Magnolia)
• Selectively expand unregulated businesses (Sequent and
 SouthStar) into strategic growth areas
• Maintain rigorous focus on capital discipline and cost control
2009 - 2013 Focus

AGL Resources 2009 Analyst Meeting
2009
2008 Achievements
• Direct use of natural gas is efficient and environmentally responsible
• Increasing focus on renewable, sustainable energy and high-
 efficiency usage
• Regulatory agencies and companies working collaboratively to promote and encourage conservation through innovative rate
 design mechanisms
• Current market fundamentals
 – Natural gas inventory levels well above 5-year average
 – Natural gas prices expected to remain low
• Industry is well-positioned over the next five years
Industry Fundamentals

AGL Resources 2009 Analyst Meeting
2009
• Fundamentals of our business have not changed
• Major transition to a regulatory-focused model
• Continue to prudently invest in building infrastructure
• Continue to maintain rigorous discipline around controlling costs
• Customer growth has been challenged by the economic
 downturn; we expect this trend to continue throughout 2009
• Bad debt trends are not out of line with our expectations
Distribution Operations - 2009 Focus

AGL Resources 2009 Analyst Meeting
2009
• Despite significant economic challenges, SouthStar maintained strong operating performance with earnings of $79 million
 (earnings before tax)*
• Continued to expand business model into Ohio and Florida
 markets
 – Entered Dominion East Ohio (DEO) Choice market and organically acquired more than 20,000 customers
 – Awarded two tranches in Vectren Energy Delivery of Ohio’s (VEDO) SSO auction (approximately $10 million of additional gross margin in Ohio from 2008
 -2010 by serving ~80,000 customer equivalents)
 – Supplying 8,000 customers in Florida behind Central Florida Gas and 1,000 customers behind Peoples Gas
• Initiated transition to the Vertex meter-to-cash BPO contract -
 expected savings of $30 million over 10 years
* Represents 100% of SouthStar’s 2008 earnings, and
 includes the impact of lower-of-cost-or-market adjustments.
SouthStar Energy Services

STRONG
FUNDAMENTALS
SUSTAINABLE
FUTURE

Vermont
Maine
New Hampshire
Massachusetts
Rhode Island
Connecticut
New York
Michigan
Pennsylvania
New Jersey
Delaware
Maryland
District of Columbia
Ohio
West Virginia
Virginia
Kentucky
North Carolina
Tennessee
South Carolina
Georgia
Mississippi
Alabama
Florida
Core Retail Market
Expanded Retail Markets
C&I Markets
Emerging Markets

AGL Resources 2009 Analyst Meeting
2009
*Based on current forecast for 2009
Customers and Throughput Information
	Customer and Customer Equivalents (000s)	Sales Volumes* (Bcf)
Georgia (Mass)	515	40
Ohio	30 80	3 9
Florida	1 8	1 0.3
SE Large C&I Markets (including Georgia)	0.2	20
Total	634	73
Customers
Customers
Cust. Equiv.
Cust. Equiv.
SouthStar Energy Services

AGL Resources 2009 Analyst Meeting
2009
• Continue to grow Ohio business behind Dominion East Ohio
 and Vectren Energy Delivery of Ohio; anticipating net
 customer additions of approximately 30,000 customers by year end
• Position the business to capture improving seasonal spreads while continuing to effectively manage risk
• Maintain high quality of the Georgia business, which is very well-positioned to sustain the economic downturn
• Complete transition to the Vertex 10-year meter-to-cash BPO contract
• Projected earnings of $95-105 million (EBT)*
* Represents 100% of SouthStar’s 2008 earnings.
SouthStar - 2009 Objectives

STRONG
FUNDAMENTALS
SUSTAINABLE
FUTURE

$17
$42
$63
$74
$88
$92
$119
$79
$95 -105
2001
2002
2003
2004
2005
2006
2007
2008
2009P

AGL Resources 2009 Analyst Meeting
2009
EBT* ($ millions)
* Earnings before tax. SouthStar’s EBT is equal to net income as it does not record income taxes because of its partnership structure. Results represent 100% of SouthStar earnings, which are split 75% to AGL Resources and 25% to Piedmont Natural Gas, except Ohio and Florida earnings, which are shared 70% to AGL Resources and 30% to Piedmont.
SouthStar Earnings Contribution

AGL Resources 2009 Analyst Meeting
2009
• Strong year for Sequent Energy Management from
 improved commercial activity - assisted by hedge gains
 on a diverse portfolio of transportation, storage and park
 and loans
• Generated $148 million of economic value
• Deal generation was excellent as Sequent significantly
 grew its transportation portfolio and customer business
• Renewed most affiliated asset management
 transactions for multiple years
• No credit losses
Sequent - 2008 Results

AGL Resources 2009 Analyst Meeting
2009
Initiative from Last Year	Status Update
Continue to add and retain key customers and assets across North America	Retained customers and renewed affiliated asset management agreements
Add transportation capacity that directly accesses premium market areas	Selectively added transportation in key markets
Build the commercial and industrial marketing business to critical mass and materiality	Continued to evolve focus and structure of business to align with long term opportunities
Assist more producers in optimizing optionality of their production and pipeline agreements	Added to supply in key markets such as Appalachia
Value shop for additional storage capacity	Opportunistically added storage at reasonable price levels
Focus on containing costs and increasing process efficiencies	Strong and continuing focus on holding the line on controllable costs
Sequent - 2008 Results

STRONG FUNDAMENTALS
SUSTAINABLE FUTURE

$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
9
20
24
49
90
34
60
45
2002
2003
2004
2005
2006
2007
2008
2009F

AGL Resources 2009 Analyst Meeting
2009
EBIT Contribution
$ millions
Note: EBIT equals operating income except for
other expense amounts of $1 million in 2005.
EBIT Compound Annual
Growth Rates (CAGR)
2002 - 2009F: 26%
2004 - 2009F: 13%
Wholesale Services Earnings

STRONG FUNDAMENTALS
SUSTAINABLE FUTURE

NYMEX Henry Hub Gas Futures
$ / MMBtu
$15
$14
$13
$12
$11
$10
$9
$8
$7
$6
$5
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
12/31/2007
6/30/2008
12/31/2008

Source: Gas Daily

AGL Resources 2009 Analyst Meeting
2009
Natural Gas Prices and Spreads

STRONG
FUNDAMENTALS
SUSTAINABLE
FUTURE

Summer to Winter Spread Comparison
NYMEX Futures: Monthly Settlements vs. Next January
Spread ($/MMBtu)
$5
$4
$3
$2
$1
$0
Apr-Jan
May-Jan
Jun-Jan
2004 to Jan '05
2005 to Jan '06
2006 to Jan '07
2007 to Jan '08
2008 to Jan '09
2009 to Jan '10

AGL Resources 2009 Analyst Meeting
2009
A spike in spreads, volatility, and weather in late 2005 & 2006 led to enhanced value generation opportunities ... but recently the market has been trending back to more traditional levels
Natural Gas Prices and Spreads

AGL Resources 2009 Analyst Meeting
2009
Industry
• Year to be dominated by oversupply
• High likelihood of a “storage box” in the 3rd quarter
• Changes in the marketing and trading landscape
 – Lower prices will reduce working capital pressure
 – Fallout of some of the financial-related players
 – Lower liquidity of forward derivatives
• Lower NYMEX prices will translate into tighter basis
Sequent
• EBIT forecast of $45 million in 2009
• Continued focus on cost control
• VNG asset management agreement extension (completed)
• Aggressively grow customer and transportation business,
 especially in power sector
• Continued focus on control enhancement and building bench
 strength
Sequent - 2009 Expectations

AGL Resources 2009 Analyst Meeting
2009
• Hampton Roads Crossing project expected to be
 complete and placed in-service in November 2009
• Magnolia project (gas supply from Elba Island to
 Atlanta market) on track to be in-service by year-end
• Golden Triangle Storage (GTS) construction is on
 schedule and within previously provided budget
 range
 – First cavern in-service in 2Q/3Q 2010
 – Second cavern in-service in 1Q/2Q 2012
Progress Update on Major Capital Projects

AGL Resources 2009 Analyst Meeting
2009
 GTS Yesterday
Cavern 1
Leaching
Facility
Cavern 2
Drill Rig
Operations
Fresh Water
Intake
Future
Compression
To Brine
Disposal Wells
Electric
Substation
Golden Triangle Storage - Today

AGL Resources 2009 Analyst Meeting
2009
Leach Plant
Facilities
Cavern 1
Wellhead
Water Intake
Pumps
Brine
Disposal Well
Golden Triangle - First Well and Leach Plant
Completed

STRONG
FUNDAMENTALS
SUSTAINABLE
FUTURE

Completed Work
Current Work
Future Work
06
2007
2008
2009
2010
2011
2012
#
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Program
Stage 1 (Assessment -> Identify options)
Stage 2 (Definition & Planning)
Stage 3 (Initial Design & Preparation)
Filed FERC Application (6/29/07)
Project A (Leach Plant, Brine Disposal Wells, Storage Well 1)
Received FERC Certificate
Initial Ops Cavern 1
Stage 4 (Detailed Design & Execution)
FULL OPERATIONS CAVERN 1 (Late 2010)
Engineering / Procurement
Construction / Drilling
Leaching
Dewatering
Project B (Header & Interconnects, Compressor Station)
Stage 4 (Detailed Design & Execution)
Compressor Station & Header & Interconnects In Service
Engineering / Procurement
Construction
Project C (Storage Well 2)
Initial Ops Cavern 2
Stage 4 Storage Well 2 (Detailed Design & Execution)
Drilling
Storage Well 2 Conversion
Optimized Leaching
Dewatering
FULL OPERATIONS CAVERN 2 (Late 2012)

AGL Resources 2009 Analyst Meeting
2009
GTS Project on Track

STRONG
FUNDAMENTALS
SUSTAINABLE
FUTURE

Natural Gas
Comfortable. Responsible.

AGL Resources 2009 Analyst Meeting
2009
Energy Independence
- Abundant supplies
- Diversity of imported
 energy sources
Climate Change
- Lower Carbon emissions
 • 45%
 • 30% < oil
- 40% lower household carbon
 footprint with natural gas
 appliances
Renewable Energy
- Biogas proven and
 commercial
- Lower carbon intensity
Economic Growth
- Cost competitive &
 sustainable
- 27% of nation’s energy
 demand
Energy Efficiency
- 90+% delivered in form of
 useful energy
- Historical performance:
 20% less gas use per
 capita than 20 years ago
Logo: Courtesy of Council for Responsible Energy
Natural Gas - A Compelling Value Proposition

AGL Resources 2009 Analyst Meeting
2009
AGL Resources … Thought Leadership & Actions
• Acknowledged Thought Leadership
 – Founding Member of the Council for Responsible Energy
 – AGA Leadership Positions
 – Other Leadership Positions
•  Leadership Actions
 – Executive office devoted to Sustainability & Technology
 • Business Risk
 • Supply Side
 • Demand Side
 • Leading industry presence in helping to shape effective
 policy programs

AGL Resources 2009 Analyst Meeting
2009
Business Risk
Mitigation
Business
Innovation
Stakeholder
Relationships
• Regulatory Risk
 Management
• Customer
 Retention &
 Expansion
• New Technology
 Deployment
• New Business
 Models
• New Regulatory
 Compacts
• Proactively
 building
 stronger
 relationships
Shareholder
Value
Direct Use of
Natural Gas
Federal
Stimulus
Funds
Translating Leadership into Shareholder Value

STRONG FUNDAMENTALS
SUSTAINABLE FUTURE

AGL Resources OJI Incident Rate (Historical)
Total Injuries/100 Employees December 2008
OJI Rate
7
6
5
4
3
2
1
0
2003
2004
2005
2006
2007
2008
6.2
4.3
3.7
3.0
2.2
1.6
2.7
2.5
2.2
1.7
1.7
AGLR OJI Rate
AGA Upper Quartile
AGA Mean
Very Best

AGL Resources 2009 Analyst Meeting
2009
Target
2.05
1.95
1.81
Best in
Class
Safety is THE Top Priority
On-the-job injuries (OJI)